Supplement dated April 7, 1998 to the
                     Statement of Additional Information for
                      Pilgrim America Masters Series, Inc.
                             Dated November 1, 1997

         The third paragraph under "Portfolio Transactions," appearing on page 23, is hereby replaced with the following paragraph:

         While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Manager or the Portfolio Manager, even if the specific services were not imputed to the Fund and were useful to the Investment Manager and/or Portfolio Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or Portfolio Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker.